UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 22, 2006
Sirna Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27914 (Commission File No.)	34-1697351 (I.R.S. Employer Identification Number)
1700 Owens Street, 4th Floor
San Francisco, California 94158
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 512-7200
185 Berry Street, Suite 6504
San Francisco, California 94107
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     On December 22, 2006, Sirna Therapeutics, Inc. (“Sirna”) filed with the Securities and Exchange Commission (the “SEC”) definitive additional materials on Schedule 14A (the “Definitive Additional Materials”) that supplement Sirna’s Proxy Statement, mailed on or about November 29, 2006 to Sirna stockholders, in connection with the proposed acquisition of Sirna by Merck & Co, Inc., a New Jersey corporation (“Merck”), pursuant to a merger agreement (the “Merger Agreement”) by and among Merck, Spinnaker Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Merck (“Merger Sub”) and Sirna. A copy of the Definitive Additional Materials is filed herewith as Exhibit 99.1 hereto and is incorporated herein by reference. A copy of Amendment No. 1 to Agreement and Plan of Merger entered into by and among Merck, Merger Sub and Sirna on December 21, 2006 that is described in the Definitive Additional Materials and filed therewith as Annex E is filed herewith as Exhibit 2.1 and is incorporated herein by reference.
Forward-Looking Information
     Statements in this Form 8-K and the filings incorporated by reference which are not strictly historical are “forward-looking” statements which are subject to many risks and uncertainties. The settlement described in the Definitive Additional Materials and incorporated by reference into this Form 8-K may not result in a written settlement agreement, may not be approved by the court, and may be terminated for other reasons. Other risks and uncertainties include the failure to satisfy the closing conditions set forth in the Merger Agreement, as amended, the termination of the Merger Agreement, the failure of the proposed acquisition to close or a significant delay in the closing for any reason. Risk factors are identified in Sirna’s Securities and Exchange Commission filings, including Forms 10-K and 10-Q and in other SEC filings. Sirna undertakes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this Form 8-K.
Participants in the Solicitation and Additional Information
     A special meeting of Sirna stockholders is expected to be held on Thursday, December 28, 2006 to obtain stockholder approval for the merger. In connection with the proposed acquisition and required stockholder approval, Sirna filed with the SEC a definitive proxy statement on November 27, 2006. This proxy statement was mailed to Sirna’s stockholders on or about November 29, 2006. Definitive Additional material has been filed with the SEC on December 14, 2006 and December 22, 2006. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SIRNA AND THE PROPOSED ACQUISITION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s website at www.sec.gov or at Sirna’s website at www.sirna.com. Such information is currently not available.

     Sirna and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Sirna’s stockholders in connection with the proposed acquisition. Such individuals have interests in the proposed acquisition, including as a result of holding options to purchase or shares of Sirna stock or affiliation with large stockholders of Sirna. Certain information regarding Sirna’s directors and executive officers and their interests in the solicitation is set forth in the proxy statement for Sirna’s 2006 annual meeting of stockholders filed with the SEC on May 25, 2006 and is included in the definitive proxy statement relating to the proposed acquisition filed with the SEC on November 27, 2006.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 21, 2006, by and among Merck, Spinnaker Acquisition Corp. and Sirna

99.1	Definitive Additional Materials on Schedule 14A, as filed with the SEC on December 22, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 22, 2006
SIRNA THERAPEUTICS, INC.
(Registrant)

By:	/s/ Howard W. Robin

Name:	Howard W. Robin
Title:	President and Chief Executive Officer (Principal Executive Officer)

Exhibit Index

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 21, 2006, by and among Merck, Spinnaker Acquisition Corp. and Sirna

99.1	Definitive Additional Materials on Schedule 14A, as filed with the SEC on December 22, 2006